ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx JEFFERIES 2016 ENERGY CONFERENCE November 2016 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the proposed offering and the Company’s anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas companies, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under our senior secured revolving credit facility and our senior notes, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2015. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise investors to use caution and common sense when considering our forward-looking statements. 2 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Pioneer Energy Services – Diversified Services % of TTM REVENUE (1) TTM revenue as of September 30, 2016 (2) Market Capitalization as of November 25, 2016; debt and cash as of September 30, 2016 DRILLING SERVICES Drilling Services - US 22 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 30 Rigs PRODUCTION SERVICES Well Servicing 125 Rigs Wireline 114 Units Coiled Tubing 17 Units 3 Production Services 55% Drilling - Colombia 3% Drilling - US 42% TTM REVENUE1: $310 MILLION MARKET CAPITALIZATION2: $303 MILLION ENTERPRISE VALUE2: $699 MILLION SERVICE LINES: LAND DRILLING, WELL SERVICING, WIRELINE, COILED TUBING EMPLOYEES: 1,509 COMPANY OVERVIEW

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Recent Updates Drilling • Finalized sale of one of three SCR walking rigs previously announced. Proceeds were used to reduce borrowings under the revolving credit facility. Expect to finalize sale on the remaining two rigs in early December. • Mobilizing three additional rigs in Colombia to begin day work in mid-December which will result in four rigs working in Colombia by year-end. • Mobilizing an additional AC rig from the Bakken to West Texas to begin work in mid- December. 4 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Key Investment Highlights • Exposure to the full well life cycle: • Drilling • Completions • Workovers • On-going well maintenance • Premium shale-oriented assets in all business lines with balanced exposure to completion and maintenance activity • Drilling - 93% of current fleet is pad-capable • Well Servicing - 100% of fleet 550-600hp and tall-masted • Wireline – Well-positioned in the Eagle Ford, Bakken and Niobrara • Coiled Tubing - 75% of on-shore units offer larger diameter coil • Conservative approach to cash flow and balance sheet management with continued focus on delevering • Industry-leading safety results 5 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Fleet Composition DRILLING SERVICES1 WELL SERVICING WIRELINE COILED TUBING 6 (1) Since year-end 2011, added 15 AC rigs and disposed of 49 non-AC rigs Note: all counts are as of year-end 105 120 119 120 125 114 2011 2012 2013 2014 2015 2016E 6 10 13 13 17 17 2011 2012 2013 2014 2015 2016E 89 108 109 116 125 125 2011 2012 2013 2014 2015 2016E 64 69 62 53 31 30 2011 2012 2013 2014 2015 2016E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Exposure to the Full Well Life Cycle Plug and Perforate Toe Prep Drilling Maintenance until Plug and Abandon Drill Out Plugs Complete and Install Artificial Lift 7

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Premium Shale-Oriented Assets 8 US DRILLING SERVICES PRODUCTION SERVICES • One of the most versatile and competitive 1,500 horsepower AC drilling rigs on the market • 2,000hp mud pumps and 7,500psi mud systems with bi-fuel capability • Moves in less than three days from release to acceptance by the operator on new pad • Walks 150’ x 50’ while racking over 24,000’ of 5” drill pipe • Premium shale-capable equipment • 100% of well servicing fleet is 550- 600hp with 104’, 112’ or 116’ masts • Full suite of coiled tubing offerings from 1 1/4” to 2 5/8” coil • Balanced exposure to completion and production-oriented activity in major shale plays ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balance Sheet and Cash Flow Management • Amended the revolving credit facility in the second quarter of 2016 • Minimum EBITDA covenant introduced from the fourth quarter of 2016 through the second quarter of 2017 • Adjusted Senior Debt to EBITDA (ratio excludes unsecured debt) and Interest Coverage ratios through maturity • Reduced total commitments to $173 million1 from previous amount of $200 million • Paid down $60 million on the revolving credit facility in 2015 and reduced total debt approximately $150 million since the first quarter of 2013 9 $107 $300 $0 $100 $200 $300 $400 2016 2017 2018 2019 2020 2021 2022 ($ m ill io n s) Debt Maturities (as of 9/30/16) Credit Facility 6.125% Senior Notes (1) Sale of three rigs in November 2016 required commitment reduction of $2.0 million ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Industry-Leading Safety • For many years, Pioneer has been a leader safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs. • Pioneer recognized by IADC as the safest land contract driller in 2015 of the top 15 busiest contractors 0 1 2 3 4 5 2010 2011 2012 2013 2014 2015 PES - US Land IADC - US Land without PES Total Recordable Incident Rate (injuries per 200,000 man-hours) 10 Source: IADC Well Servicing (Annual AESC Safety Awards) 2011 1st place (Division IV) 2012 3rd place (Division IV) 2013 1st place (Division V) 2014 2nd place (Division V) 2015 3rd place (Division IV) Wireline (Annual AESC Safety Awards) 2015 1st place ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx PRODUCTION SERVICES 11 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Well Servicing • Of the top-tier well servicing providers, Pioneer has the: • Highest utilization rate • Highest average hourly rate • Highest average horsepower fleet with all rigs either 550hp or 600hp • Highest percentage of taller mast rigs with all masts either 104’, 112’ or 116’ in height • 100% of rigs are capable of working in the unconventional plays • Established in the Bakken, Eagle Ford, Fayetteville, and along the Texas/Louisiana Gulf Coast (1) Year-end rig count SERVICE OVERVIEW OPERATING LOCATIONS FLEET GROWTH1 12 89 108 109 116 125 125 2011 2012 2013 2014 2015 2016E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Wireline • Leading market share position in a number of key geographic markets • Majority of revenue derived from cased-hole operations that include perforating, logging, and pipe recovery • Established in the Bakken, Eagle Ford, Niobrara, Mississippian, and onshore/offshore Louisiana (1) Based on Q3 2016 revenue (2) Year-end unit count SERVICE OVERVIEW OPERATING LOCATIONS FLEET GROWTH2 DIVERSIFIED SERVICE OFFERINGS1 13 Open/Cased Hole Logging Mechanical Services Plug/Shoot 105 120 119 120 125 114 2011 2012 2013 2014 2015 2016E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Coiled Tubing • Significant player in the offshore coiled tubing market • Fleet currently provides an array of services with coil capabilities ranging from 1 1/4” to 2 5/8” coiled tubing • Established in the Eagle Ford and onshore/offshore Louisiana SERVICE OVERVIEW OPERATING LOCATIONS UNIT COUNT1: 17 FLEET GROWTH2 (1) Coil unit size is based on most common configuration; all units are capable of running 2” and <2” coil (2) Year-end rig count Onshore Units 12 Offshore Units 5 14 1 2 7 7 2 5/8" 2 3/8" 2" < 2" 6 10 13 13 17 17 2011 2012 2013 2014 2015 2016E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx DRILLING SERVICES 15 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services 1,500HP AC NEW-BUILD TECHNOLOGY OPERATING LOCATIONS TOTAL RIG FLEET UTILIZATION 16 • Walks 150’ in X-direction and 50’ in Y-direction while racking over 24,000’ of 5” drill pipe • 2,000hp mud pumps and 7,500psi mud system • Moves in less than three days from release to acceptance by operator on a new pad • Bi-fuel capable • Dark-sky compliant 6 1 1 4 5 8 5 2 8 6 *red indicates active rigs US AC RIG FLEET UTILIZATION 7 1 1 5 7 1 2 6 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Pioneer Drilling Rig Class Comparison RIG FLEET CHARACTERISTICS AC SCR Number of Rigs 16 14 Drawworks 1,200-2,000HP 1,000-1,500HP Pad-Capable 100% 86% 17 1,000HP 7% 1,200-2,000HP 93% 93% 53% Pad-capable - Total AC Rigs - Total ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx 18 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings. Please refer to Reconciliation of Adjusted EBITDA to Net Income 19 $919 $960 $1,055 $541 $310 $249 $235 $277 $111 $33 $0 $125 $250 $375 $500 $625 $750 $875 $1,000 $1,125 2012 2013 2014 2015 Q3 2016 TTM Revenue Adjusted EBITDA $364 $165 $175 $160 $26 $0 $50 $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 Sep YTD

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Liquidity and Capital Structure September 30th, 2016 ($ millions) Actual Cash $ 9.7 Senior Secured Revolving Credit Facility due 2019 106.5 6.125% Senior Unsecured Notes due 2022 300.0 Other1 (7.0) Total Debt $ 399.5 Shareholders' Equity 251.1 Total Capitalization $ 650.6 Senior Consolidated Leverage Ratio2 (excludes unsecured debt) 3.1x Interest Coverage Ratio2 1.6x (1) Unamortized debt issuance costs (2) Senior consolidated leverage ratio and interest coverage ratio as reported in Form 10-Q for the quarter ending September 30, 2016; calculated in accordance with the covenants on the senior secured revolving credit facility 20 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Reconciliation of Adjusted EBITDA to Net Income Adjusted EBITDA represents income (loss) before interest expense, income tax (expense) benefit, depreciation and amortization, loss on extinguishment of debt, impairments, and the Colombian Net Equity Tax. Adjusted EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of our core operating performance and to evaluate our long-term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies. A reconciliation of net income (loss) as reported to Adjusted EBITDA is included in the tables below: 21 ($ in millions) 2011 2012 2013 2014 2015 Net Income (Loss) 11.2 30.0 (35.9) (38.0) (155.1) Colombian Net Equity Tax 7.3 - - - - Depreciation & Amortization 132.8 164.7 187.9 183.4 150.9 Net Interest 29.7 37.0 48.3 38.8 21.2 Loss on Extinguishment of Debt - - - 31.2 2.2 Impairment Expense 0.5 1.1 54.3 73.0 129.2 Income Tax (Expense) Benefit 9.7 16.4 (19.8) (11.3) (37.6) Adjusted EBITDA 191.2 249.3 234.7 277.1 110.8 ($ in millions) Q4 2015 Q1 2016 Q2 2016 Q3 2016 TTM N t Inco e (Loss) (48.3) (27.7) (30.0) (34.6) (140.6) D pr ciation & Amortization 35.4 29.8 28.9 28.7 122.8 Net Interest 5.1 6.3 6.4 6.7 24.4 Impairment Expense 49.5 - - 4.3 53.8 Loss on Extinguishment of Debt 2.2 - 0.3 - 2.5 Income Tax (Expense) Benefit (23.9) (2.0) (2.0) (1.7) (29.5) Adjusted EBITDA 20.0 6.4 3.6 3.3 33.3 Year-Ending December 31,

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx